SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2005

Toys “R” Us, Inc.

(Exact name of Registrant as Specified in Charter)

Delaware	1-11609	22-3260693
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Geoffrey Way

Wayne, New Jersey 07470

(Address of principal executive offices)

Registrant’s telephone number, including area of service (973) 617-3500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

Pursuant to a written request received from Global Toys Acquisition, LLC (“Parent”), the investment group consisting of affiliates of Bain Capital Partners LLC, Kohlberg Kravis Roberts & Co. and Vornado Realty Trust (collectively, the “Sponsor Group”), on May 27, 2005, Toys “R” Us, Inc. (the “Company”) commenced a cash tender offer (the “Tender Offer”) to purchase any and all of the $200,000,000 in aggregate principal amount outstanding of the 8 3/4% Debentures due September 1, 2021 (the “Debentures”), as well as a related consent solicitation to amend the indenture governing the Debentures (the “Consent Solicitation” and together with the Tender Offer, the “Offer”). The written request from Parent included a waiver of the applicable restrictive covenants under the Agreement and Plan of Merger dated March 17, 2005 among the Company, Parent and Global Toys Acquisition Merger Sub, Inc. to effect and complete the Offer. The Company issued a press release announcing the Offer on May 27, 2005, a copy of which is furnished as Exhibit 99.1. The Offer to Purchase and Consent Solicitation Statement, dated May 27, 2005, with respect to the Offer, which contains additional information regarding the Sponsor Group’s financing plans and other matters, is furnished as Exhibit 99.2.

In connection with the proposed merger, the Company has filed a definitive proxy statement with the Securities and Exchange Commission. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, THE COMPANY STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The definitive proxy statement is also available free of charge at the Securities and Exchange Commission’s website, www.sec.gov, and stockholders of the Company are also able to obtain additional copies of the definitive proxy statement free of charge by directing their requests to Toys “R” Us, Inc., One Geoffrey Way, Wayne, New Jersey 07470, Attention: Investor Relations.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed merger. Information concerning the interests of the Company’s participants in the solicitation is set forth in the Company’s proxy statements and Annual Reports on Form 10-K, previously filed with the Securities and Exchange Commission, and in the definitive proxy statement relating to the merger.

ITEM 9.01 EXHIBITS

(c) Exhibits

Exhibit No.	Exhibit Description
99.1	Press Release dated May 27, 2005

99.2	Offer to Purchase and Consent Solicitation Statement dated May 27, 2005

Signature

Pursuant to the requirements of the Securities Exchange Act of l934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TOYS “R” US, INC.
(Registrant)

Date: May 27, 2005	By:	/s/ RAYMOND L. ARTHUR
	Name:	Raymond L. Arthur
	Title:	Executive Vice President – Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated May 27, 2005

99.2	Offer to Purchase and Consent Solicitation Statement dated May 27, 2005